Ziegler Strategic Income Fund

Investor Class (Nasdaq Symbol: ZLSCX)

Institutional Class (Nasdaq Symbol: ZLSIX)

A series of Trust for Advised Portfolios

March 24, 2014

Supplement to the Summary Prospectus, Prospectus
and Statement of Additional Information dated January 31, 2014

Effective at the close of business on March 24, 2014, Mr. Michael G. Hurley no longer serves as assistant portfolio manager to the Ziegler Strategic Income Fund (the “Fund”).  All references to Mr. Hurley in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are deleted in their entirety.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.